Exhibit 10.18

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
----------------------------------------X
                                        :

                                        :
In re:                                        Chapter 11
                                        :
RANCH *1, INC., ET AL.,                       Case Nos. 01-41853 (AJG)
                                        :           through 01-41881 (AJG)

               Debtors.                 :     (Jointly Administered)

                                        :

                                        :

----------------------------------------X



                 PLAN OF REORGANIZATION JOINTLY PROPOSED BY THE
                  DEBTORS, THE OFFICIAL COMMITTEE OF UNSECURED
                     CREDITORS AND R1 FRANCHISE SYSTEMS, LLC



LOUIS T. DELUCIA (LD-3879)       BENJAMIN MINTZ (BM-6060)      GERARD R. LUCKMAN (GL-8516)
ALAN J. BRODY (AB-4777)          KAYE SCHOLER LLP              SILVERMAN PERLSTEIN
BUCHANAN INGERSOLL, P.C.         425 Park Avenue                 & ACAMPORA
700 Alexander Park               New York, New York  10022     100 Jericho Quadrangle
Suite 300                        (212) 836-8505                Suite 300
Princeton, New Jersey  08540                                   Jericho, New York  11753
(609) 986-6800                   ATTORNEYS FOR R1              (516) 479-6300
-and-                            FRANCHISE SYSTEMS, LLC
140 Broadway                                                   ATTORNEYS FOR THE OFFICIAL
New York, New York 10005                                       COMMITTEE OF UNSECURED CREDITORS
(646) 458-2340

ATTORNEYS FOR THE DEBTORS
AND DEBTORS-IN-POSSESSION

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I. DEFINITIONS........................................................1
     "Accredited Investor"....................................................1
     "Additional Investor"....................................................1
     "Additional Insider Note"................................................1
     "Administrative Claim"...................................................2
     "Allowed Administrative Claim"...........................................2
     "Allowed Claim"..........................................................2
     "Allowed Insider Unsecured Claim"........................................2
     "Allowed Non-Insider Unsecured Claim"....................................2
     "Allowed Priority Claim".................................................3
     "Allowed Secured Claim"..................................................3
     "Allowed Tax Claim"......................................................3
     "Allowed Unsecured Claim"................................................3
     "Ballot".................................................................3
     "Bankruptcy Code"........................................................3
     "Bankruptcy Court".......................................................3
     "Bankruptcy Rules".......................................................4
     "Business Day"...........................................................4
     "Cash"...................................................................4
     "Chapter 11".............................................................4
     "Chapter 11 Cases" or "Cases"............................................4
     "Claim"..................................................................4
     "Claimant"...............................................................4
     "Class"..................................................................4
     "Class 2 Note"...........................................................4
     "Confirmation"...........................................................5
     "Confirmation Date"......................................................5
     "Confirmation Order".....................................................5
     "Consummation Date"......................................................5
     "Contested"..............................................................5
     "Cram-down"..............................................................5
     "Creditor"...............................................................5
     "Cure Amount Claim"......................................................5
     "Debtors" and "Debtors-In-Possession"....................................6
     "DIP Financing Facility".................................................6
     "Disallowed Claim".......................................................6
     "Disclosure Statement"...................................................6
     "Disputed Claim".........................................................6
     "Distribution Date"......................................................6
     "Effective Date".........................................................6
     "Equity Contribution"....................................................7
     "Equity Security Interests"..............................................7
     "Entity".................................................................7
     "Executory Contract and Unexpired Lease" or "Executory Contract
       or Unexpired Lease"....................................................7
     "Fee Claim"..............................................................7
     "Fee Order"..............................................................7
     "Final Order"............................................................7
     "Insider Claim"..........................................................8
     "Insider Note"...........................................................8
     "IRS"....................................................................8

     "Liquidating Debtors"....................................................8
     "Local Bankruptcy Rules".................................................8
     "Net Equity Contribution"................................................9
     "Ordinary Course Professionals Order"....................................9
     "Permitted Investments"..................................................9
     "Person".................................................................9
     "Petition Date"..........................................................9
     "Plan"...................................................................9
     "Preference Actions".....................................................9
     "Priority Claim".........................................................9
     "Priority Non-tax Claims"................................................9
     "Professional"...........................................................9
     "Professional Reserve"...................................................9
     "Pro-rata"...............................................................10
     "Ranch *1"...............................................................10
     "Record Date"............................................................10
     "Reorganized Ranch *1"...................................................10
     "Reserve"................................................................10
     "R1 Franchise"...........................................................10
     "Secured Creditor".......................................................10
     "Tax Claim"..............................................................10
     "Unsecured Claim"........................................................10
     "Unexpired Leases".......................................................11
     "Voting Class"...........................................................11
     "Other Definitions"......................................................11

ARTICLE II. CLASSIFICATION OF CLAIMS AND INTERESTS............................11

ARTICLE III. SUBSTANTIVE CONSOLIDATION OF DEBTORS AND
  CANCELLATION OF INTERCOMPANY CLAIMS.........................................12
     Substantive Consolidation................................................12
     Intercompany Claims......................................................12

ARTICLE IV. IDENTIFICATION OF CLASSES OF CLAIMANTS IMPAIRED
  OR UNIMPAIRED UNDER THE PLAN................................................12

ARTICLE V. PROVISIONS FOR TREATMENT OF CLAIMS NOT IMPAIRED
  UNDER THE PLAN..............................................................13
     Administrative Claims....................................................13
     Tax Claims...............................................................13
     Priority Claims..........................................................13
     Allowed Secured Claim of  R1 Franchise (Class 1).........................13

ARTICLE VI. PROVISIONS FOR TREATMENTOF CLAIMS IMPAIRED
     UNDER THE PLAN...........................................................14
       Allowed Unsecured Non-Insider Claims (Class 2).........................14
       Allowed Insider Unsecured Claims (Class 3).............................14
       Equity Security Interest Holders (Class 4).............................15

ARTICLE VII. ACCEPTANCE OR REJECTION OF PLAN; EFFECT OF
  REJECTION BY ONE OR MORE CLASSES OF CLAIMS..................................15
     Impaired Classes to Vote.................................................15
     Acceptance by a Class of Creditors.......................................15
     Cram-down................................................................15
     Blank Ballots............................................................15

ARTICLE VIII. PROVISIONS CONCERNING DISTRIBUTION..............................15
     Time of Distributions Under the Plan.....................................15
     Payment Dates............................................................16
     Manner of Payments Under the Plan........................................16
     Fractional Cents.........................................................16
     Non-Negotiated Checks....................................................16
     Unclaimed Distributions..................................................16
     No Cash Payments of $10.00 or Less on Account of Allowed Claims..........17
     Disputed Payments or Distributions.......................................17

ARTICLE IX. PROVISIONS CONCERNING DISCHARGE AND PROPERTY......................17
       Discharge of All Claims and Equity Interests...........................17
       Vesting of Property in the Debtors.....................................18

ARTICLE X. RELEASES AND TERMINATION...........................................18
     Releases.................................................................18
     Administrative and Priority Claim Bar Dates..............................18
     Certain Terminations.....................................................19
     Rights if Plan not Confirmed.............................................19

ARTICLE XI. REJECTION AND ASSUMPTION OF EXECUTORY CONTRACTS...................20

ARTICLE XII. MEANS FOR EXECUTION OF THE PLAN AND CONDITIONS
  TO CONFIRMATION.............................................................22
     Committee................................................................24

ARTICLE XIII. CONDITIONS TO CONSUMMATION OF THE PLAN..........................26

ARTICLE XIV. PROCEDURES FOR RESOLVING DISPUTED CLAIMS.........................26
     Time Limit for Objections to Claims......................................26
     Resolution of Disputed Claims............................................26
     Payments.................................................................26

ARTICLE XV. RETENTION OF JURISDICTION.........................................27

ARTICLE XVI. EVENT OF DEFAULT.................................................29

ARTICLE XVII. GENERAL PROVISIONS..............................................29
     Modification of the Plan.................................................29
     Ratification of Action Taken During Pendency of the Chapter 11 Cases.....29
     Notices..................................................................29
     Headings.................................................................31
     Governing Law............................................................31
     Successors and Assigns...................................................31
     Reservation of Rights....................................................31
     Disbursing Agent.........................................................32
     Post-Effective Date Fees and Expenses of Debtors' Professionals..........32
     Exculpation..............................................................33
     Discharge Injunction.....................................................33

          Ranch *1, Inc. ("Ranch *1") and the other above-captioned Debtors and Debtors-in-possession (collectively, the "Debtors")(1) and the Official Committee of Unsecured Creditors of the Debtors' estates (the "Committee") and R1 Franchise Systems, LLC, propose the following joint plan of reorganization ("Plan") pursuant to Section 1121(a) of Title 11 of the United States Code, as amended (the "Bankruptcy Code").

                                    ARTICLE I

                                   DEFINITIONS

          Except as otherwise provided in this Plan of Reorganization, all terms used herein shall have the meanings attributed to such terms under the Bankruptcy Code, as amended, the applicable Federal Rules of Bankruptcy Procedure and the Local Bankruptcy Rules for the Southern District of New York (the "Local Bankruptcy Rules"). The following terms shall have the meanings set forth below, and such meanings shall be equally applicable to the singular and the plural form of the terms defined, unless the context requires otherwise:

1.01. "Accredited Investor" shall have the definition ascribed thereto in Rule 501(a) promulgated under the Securities Act of 1933, as amended.

1.02. "Additional Insider Amount" shall mean an amount equal to the product of (x) a fraction, the numerator of which is the aggregate Allowed Class 3 Insider Unsecured Claims held by holders that are not Accredited Investors, and the denominator of which is the aggregate Allowed Class 3 Insider Unsecured Claims, and (y) the value, as of the Confirmation Date, of 143,750 shares of Kahala Stock (as defined in section 6.02 hereof).

1.03. "Additional Insider Note" shall mean a promissory note, substantially in the form annexed to the Disclosure Statement as EXHIBIT F, issued by Reorganized Ranch*1, in the principal amount of the Additional Insider Amount, without interest, with the first payment (of thirteen equal payments) commencing twelve (12) months after the Effective Date.

----------
(1) The Debtors include: Ranch *1, Inc.; Ranch *1 Metro, Inc.; Ranch *1 Metro Tech, Inc.; Ranch *1 Pearl, Inc.; Ranch *1 Group, Inc.; Moorgrho, Inc.; Ranch *1 Eighth Avenue, Inc.; Ranch *1 of America, Inc.; Ranch *1 Fashion, Inc.; Ranch *1 Number 0117, Inc.; Ranch *1 Palisades, Inc.; Dome Enterprises, Inc.; Ranch *1 Number 0118, Inc.; Ranch *1 Number 202, Inc.; Ranch *1 Number 1701, Inc.; Ranch *1 of Broadway; Ranch *1 on 34th Street, Inc.; Ranch *1 Number 0207, Inc.; Ranch *1 0112, Inc.; Ranch *1 52nd, Inc.; Ranch *1 Number 0137, Inc.; Ranch *1 Number 0113, Inc.; Ranch *1 Number 0135, Inc.; Ranch *1 Number 0125, Inc.; OME, Inc.; Ranch *1 Number 1904, Inc.; Ranch *1 Downtown, Inc.; Ranch *1 Number 0150, Inc.; Ranch *1 Number 0128, Inc.

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
1.04. "Administrative Claim" shall mean a claim for any cost or expense of administration of the Chapter 11 Case allowed under Section 503(b) of the Bankruptcy Code including, without limitation, (i) any actual and necessary costs and expenses of preserving the Debtors' estates and operating the Debtors' business, including, without limitation, all Cure Amount Claims (whether or not payable on the Effective Date);
          (ii) all allowances of compensation for legal or other professional services or reimbursement of costs and expenses to the extent allowed by the Court under Sections 330, 331, 503 or 506(c) of the Bankruptcy Code or otherwise allowed by the Court; (iii) all outstanding and unpaid principal, interest, costs and other charges due R1 Franchise under the DIP Financing Facility; and (iv) all fees and charges assessed against the Debtors' estates under Chapter 123 of Title 28 of the United States Code, 28 U.S.C.ss.ss.1911 through 1930.

1.05. "Allowed Administrative Claim" shall mean all or that portion of any Administrative Claim which is an Allowed Claim.

1.06. "Allowed Claim" shall mean a Claim or portion of a Claim (i) which is scheduled by the Debtors pursuant to Section 521(1) of the Bankruptcy Code, other than a Claim which is scheduled by the Debtors as disputed, contingent or unliquidated; or (ii) proof of which has been filed pursuant to Section 501(a) of the Bankruptcy Code on or before the date designated by the Court as the last date for filing proofs of claim and with respect to which no objection to the allowance thereof has been interposed prior to the final date for filing such objections set forth in an order of the Court; or (iii) which, after objection thereto, has been allowed, in whole or in part, by a Final Order; or
          (iv) a Claim which has been granted pursuant to a Final Order.

1.07. "Allowed Insider Unsecured Claim" shall mean an Allowed Unsecured Claim that is an Insider Claim.

1.08. "Allowed Non-Insider Unsecured Claim" shall mean an Allowed Unsecured Claim, excluding Insider Claims and Disallowed Claims.

1.09. "Allowed Priority Claim" means all or that portion of an Allowed Claim entitled to priority under Section 507(a)(3), (4), (6), (7) or (8) of the Bankruptcy Code.

1.10. "Allowed Secured Claim" shall mean all or that portion of any Allowed Claim that is secured by a valid perfected lien on property of the Debtors to the extent of the value of the interest of the holder of such Allowed Secured Claim or fixed by the Court by a Final Order pursuant to Section 506(a) of the Bankruptcy Code, together with such interest accrued on or after July 3, 2001, including, where applicable, fees, costs and charges as may be allowed by such agreement or by the Court under Section 506(b) of the Bankruptcy Code. Allowed Secured Claims shall, INTER ALIA, include Claims granted secured status pursuant to a specific order or orders of the Court.

1.11. "Allowed Tax Claim" shall mean all or that portion of an Allowed Claim entitled to priority under Section 507(a)(8) of the Bankruptcy Code. Except as may be ordered by the Court in the case of an Allowed Tax Claim, any interest accrued on or after July 3, 2001, on Allowed Tax Claims shall not be part of any Allowed Tax Claim.

1.12. "Allowed Unsecured Claim" shall mean an Allowed Claim that is not an Allowed Administrative Claim, a Cure Amount Claim, an Allowed Priority Claim, an Allowed Secured Claim, or Allowed Tax Claim. Except as may be contemplated by the Class 2 Note, interest accrued on or after July 3, 2001 through the Effective Date shall not be part of any Allowed Unsecured Claim

1.13. "Ballot" shall mean the form(s) distributed to Creditors (as hereinafter defined) holding Claims in an impaired class, or holders of interests in an impaired class, on which is to be indicated the acceptance or rejection of the Plan.

1.14. "Bankruptcy Code" shall mean Title 11 of the United States Code, the Bankruptcy Reform Act of 1978 (11 U.S.C. Sections 101, ET. SEQ.) as amended by the Bankruptcy Amendments and Federal Judgeship Act of 1984 (P.L. No. 98-353), and the Bankruptcy Reform Act of 1994.

1.15. "Bankruptcy Court" or "Court" shall mean the United States Bankruptcy Court for the Southern District of New York in which the Debtors' Chapter 11 Cases are pending or any court having competent jurisdiction to enter the Confirmation Order.

1.16. "Bankruptcy Rules" shall mean the Federal Rules of Bankruptcy Procedure, promulgated under Section 2075 of Title 28 of the United States Code, together with all amendments and modifications, which roles govern procedure in cases under Title 11 of the United States Code, as amended.

1.17. "Business Day" shall mean any day other than a Saturday, Sunday or legal holiday as such term is defined in Bankruptcy Rule 9006.

1.18. "Cash" shall mean cash equivalents in certified or immediately available funds, including, but not limited to, bank deposits, checks and similar items.

1.19.     "Chapter 11" shall mean Chapter 11 of the Bankruptcy Code.

1.20. "Chapter 11 Cases" or "Cases" shall mean these cases under Chapter 11 of the Bankruptcy Code in which Ranch *1, Inc., ET al., are the Debtors, which Chapter 11 Cases are pending before the Bankruptcy Court (as defined herein) under BANKRUPTCY Case Nos. 01-41853 (AJG) through 01-41881 (AJG).

1.21. "Claim" shall mean a claim against the Debtors as defined in Section 101(5) of the Bankruptcy Code; TO WIT, the (a) right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or (b) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

1.22.     "Claimant" shall mean the holder of a Claim.

1.23. "Class" shall mean a class of holders of Allowed Claims or interests described in Article II of the Plan.

1.24. "Class 2 Note" shall mean a promissory note, substantially in the form annexed to the Disclosure Statement as Exhibit D issued by Reorganized Ranch *1 to the holders of Class 2 Allowed Claims in the principal sum of two million two hundred fifty thousand dollars ($2,250,000.00), together with interest at seven percent (7%) per annum, compounded and payable semi-annually with the first payment (of nine equal payments) commencing twelve (12) months after the Effective Date. The Class 2

          Note shall be secured by a first priority lien in the amount then outstanding under the Class 2 Note on all royalties to be paid by Ranch *1 franchises existing as of the Confirmation Date until such time as the Class 2 Note is paid in full.

1.25. "Confirmation" shall mean entry of an order by the Court approving the Plan in accordance with Chapter 11 of the Bankruptcy Code.

1.26. "Confirmation Date" shall mean the date upon which the Confirmation Order is entered by the Bankruptcy Court.

1.27. "Confirmation Order" shall mean the order entered by the Court confirming the Plan, pursuant to Section 1129 of the Bankruptcy Code, and approving the transactions contemplated by the Plan.

1.28. "Consummation Date" shall mean the date upon which all payments required under the Plan have been made to holders of Allowed Claims.

1.29. "Contested", when used with respect to a Claim, shall mean a Claim against the Debtors, other than an Allowed Administrative Claim, (i) that is listed in the Debtors' schedules of liabilities as disputed, contingent, or unliquidated, or (ii) that is the subject of a proof of claim to which an objection has been or may be filed.

1.30. "Cram-down" shall mean Confirmation of the Plan, notwithstanding the existence of a non-accepting Class, pursuant to the provisions of
          Section 1129(b) of the Bankruptcy Code.

1.31. "Creditor" shall mean any person that is a Holder of a Claim against the Debtors that arose or is deemed to have arisen on or before the Petition Date (as hereinafter defined), including, without limitation, Claims of the kind specified in Sections 502(b), 502(h) or 502(1) of the Bankruptcy Code.

1.32. "Cure Amount Claim" shall mean a Claim based upon a Debtor's default(s) pursuant to an Executory Contract or Unexpired Lease at the time such contract or lease is assumed by that Debtor under Sections 365 of the Bankruptcy Code and shall be in the amount(s) (a) set forth in the schedule annexed to the Disclosure Statement as EXHIBIT _, (b) agreed to between the Debtors and/or Reorganized Ranch *1 and the holder of the Cure Amount Claim or (c) fixed pursuant to an Order of the Bankruptcy Court.

1.33. "Debtors" and "Debtors-In-Possession" shall mean Ranch *1, Inc. and the other above-captioned Debtors and Debtors-in-possession which filed voluntary petitions under Chapter 11 of the Bankruptcy Code.

1.34. "DIP Financing Facility" shall mean, collectively: (a) the Debtor-in-Possession Loan Agreement, dated as of July 31, 2001, as it may be subsequently amended and modified, among the Debtors, and R1 Franchise; (b) all amendments thereto and extensions thereof; and (c) all security agreements and instruments related to the documents identified in (a) and (b) herein.

1.35. "Disallowed Claim" shall mean any Claim or portion thereof that has been disallowed by the Court by a Final Order.

1.36. "Disclosure Statement" shall mean the document which is filed by the Debtors with the Court in connection with this Plan, and which is approved by a Final Order pursuant to Section 1125 of the Bankruptcy Code as containing adequate information to enable Claimants and holders of stock interests in the Debtors to make an informed decision in voting on the Plan.

1.37. "Disputed Claim" shall mean (i) any Claim or portion of a Claim (other than an Allowed Claim) which is scheduled by the Debtors as disputed, contingent or unliquidated; or (ii) a Claim which has been filed pursuant to Section 501(a) of the Bankruptcy Code as unliquidated or contingent; or (iii) a Claim which has been filed pursuant to Section 501(a) of the Bankruptcy Code and as to which an objection to the allowance thereof has been interposed within the time limitation fixed by the Bankruptcy Code, by an order of the Court, or by this Plan, which objection has not been determined, in whole or in part, by a Final Order.

1.38. "Distribution Date" when used with respect to a Claim or Equity Interest claim (as hereinafter defined) shall mean any date on which a distribution on such Claim is to be made pursuant to the Plan.

1.39. "Effective Date" shall mean the first (1st) of the first (1st) month after the twentieth (20th) day after the date of the entry of the Confirmation Order; PROVIDED, HOWEVER, that the time to appeal the

          Confirmation Order has expired and no appeal has been noticed therefrom or that the time to appeal a decision rendered with respect to an appeal from the Confirmation Order has expired or that a decision with respect to an appeal has been rendered and no further appeal is available, in such event, the "Effective Date" shall mean the first (1st) of the first (1st) month after the tenth (10th) day after the Confirmation Order becomes a Final Order.

1.40. "Equity Contribution" shall mean the sum of $2,750,000.00 paid by R1 Franchise to and on behalf of the Debtors, pursuant to Section 5.04 hereof.

1.41.     "Equity  Security  Interests"  shall  have the  meaning  set  forth in
          Section 101(16) of the Bankruptcy Code and "Holders of Equity Security Interests" shall have the meaning set forth in Section101(17) of the Bankruptcy Code.

1.42. "Entity" shall mean the definition set forth in Section 101(15) of the Bankruptcy Code.

1.43. "Executory Contract and Unexpired Lease" or "Executory Contract or Unexpired Lease" shall mean a contract or lease to which one or more of the Debtors is a party that is subject to assumption or rejection under Section 365 of the Bankruptcy Code.

1.44. "Fee Claim" means a Claim under Section 330(a), 331, 503 or 1103 of the Bankruptcy Code for compensation of a Professional or other entity for services rendered or expenses incurred in the Cases.

1.45. "Fee Order" means the "Administrative Order Pursuant to Sections 105 and 331 of the Bankruptcy Code Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals" entered by the Bankruptcy Court on or about July 31, 2001.

1.46. "Final Order" shall mean an order or judgment of the Court as entered on the docket that (a) is not stayed, (b) has not been reversed, modified or amended, and (c) as to which the time to appeal, petition for certiorari, or seek reargument, review, reconsideration, rehearing or leave to appeal (excluding the time to move for relief from a final order or judgment under Rule 60(b) of the Federal Rules of Civil Procedure and the time to request revocation of an order of confirmation under Section 1144 of the Bankruptcy Code) has expired and as to which no appeal, petition for certiorari or other proceeding for reargument, review, reconsideration, rehearing or leave to appeal (including a motion for relief from a final order or judgment under said Rule 60(b) or a request for revocation of an order of confirmation under said Section 1144) or as to which any right to appeal, petition for certiorari or seek reargument, review, reconsideration, rehearing or leave to appeal has been waived in writing in a manner satisfactory to RI Franchise, or, if any appeal, petition for certiorari, or other proceeding for reargument, review, reconsideration, rehearing or leave to appeal has been sought, the order or judgment of the Court has been affirmed by the highest court to which the order or judgment was appealed or from which the reargument or rehearing was sought, or certiorari has been denied, and the time to take any further appeal, petition for certiorari or seek further reargument, review, reconsideration, rehearing or leave to appeal (excluding the time to move for relief from a final order or judgment under said Rule 60(b) and the time to request revocation of an order of confirmation under said Section 1144) has expired.

1.47. "Insider Claim" shall mean any Claim of an Insider (as such term is defined under Section 101(31) of the Bankruptcy Code) and any Claim for reimbursement or contribution of a Person (as hereinafter defined) that is co-liable with the Debtors or asserts a right of subrogation pursuant to Section 509 of the Bankruptcy Code.

1.48. "Insider Note" shall mean a promissory note, substantially in the form annexed to the Disclosure Statement as EXHIBIT E, issued by Reorganized Ranch *1, in the principal amount of $575,000.00, together with interest at seven percent (7%) per annum, amortized over seven
          (7) years, compounded semi-annually, with the first payments (of thirteen equal payments) commencing twelve (12) months after the Effective Date.

1.49. "IRS" shall mean the Internal Revenue Service, Department of the Treasury of the United States of America.

1.50. "Liquidating Debtors" shall mean those Debtors which R1 Franchise decides, in its sole discretion, prior to the Effective Date, to liquidate and dissolve.

1.51. "Local Bankruptcy Rules" shall mean the Local Bankruptcy Rules for the Southern District of New York, together with all amendments and modifications as applicable to the Chapter 11 Cases.

1.52. "Net Equity Contribution" shall mean the Equity Contribution less the amount of all Allowed Administrative Claims less the Professional Reserve.

1.53. "Ordinary Course Professionals Order" shall mean the "Order Authorizing Debtors and Debtors-in-Possession to Retain, Employ and Pay Professionals in the Ordinary Course of the Debtors' Business" entered by the Bankruptcy Court on September 24, 2001.

1.54.     "Permitted  Investments"  shall mean any  investment  as  permitted by
          Section 345 of the Bankruptcy Code.

1.55. "Person" shall mean the definition set forth in Section 101(41) of the Bankruptcy Code.

1.56.     "Petition Date" shall mean July 3, 2001.

1.57. "Plan" shall mean this Plan of Reorganization, as modified or amended as and to the extent permitted herein or by the Bankruptcy Code, and any exhibits and schedules annexed herein.

1.58. "Preference Actions" means causes of action against Persons relating to any payment, conveyance or other transfer of property of the Debtors to any Person that may be avoidable pursuant to Section 547 of the Bankruptcy Code and/or recoverable pursuant to Section 550 of the Bankruptcy Code.

1.59. "Priority Claim" shall mean "Priority Tax Claims" and "Priority Non-Tax Claims" in the aggregate, and shall mean any claim to the extent entitled to priority in payment under Section 507(a)(2), (3),
          (4), (5), (6) or (7) of the Bankruptcy Code.

1.60. "Priority Non-tax Claims" means Priority Claims other than "Priority Tax Claims" which shall mean Priority Claims entitled to priority treatment as a tax under Section 507(a)(7) of the Bankruptcy Code.

1.61. "Professional" shall mean any professional employed in the Chapter 11 Case pursuant to Section 327 or Section 1103 of the Bankruptcy Code, or any professional or other entity seeking compensation or reimbursement of expenses in connection with the Cases pursuant to Sections 503(b)(3)(F) and (b)(4) of the Bankruptcy Code.

1.62. "Professional Reserve" shall mean the anticipated amount to be paid to the Debtors' and the Committee's Professionals, except any Professional who may receive compensation or reimbursement of expenses pursuant to the Ordinary Course Professionals Order, pursuant to paragraph 17.09 herein in the amount of $125,000. The Professional Reserve shall be held by Reorganized Ranch *1 in an interest bearing account and may only be used for post-Effective Date Payments to the Debtors' and the Committee's Professionals, except any Professionals who may receive compensation or reimbursement of expenses pursuant to the Ordinary Course Professionals Order, in accordance with paragraph
          17.09 herein.

1.63. "Pro-rata" shall mean, as to any distribution provided for by the Plan in respect of any Class of Claims, the allocation of the aggregate amount of such distribution to any Class in accordance with that percentage of the total of Allowed Claims in such Class that is represented by the Allowed Claim receiving the distribution.

1.64. "Ranch *1" shall mean Ranch *1, Inc. and the above-captioned Debtors and Debtors-In-Possession.

1.65.     "Record  Date" shall mean the close of  business  on the  Confirmation
          Date.

1.66. "Reorganized Ranch *1" shall mean the Debtors, except the Liquidating Debtors, on and after the Effective Date and shall include all of the assets of the Debtors.

1.67. "Reserve" shall mean the Pro-rata portion of any Cash or other property retained on account of a Contested Claim, pending allowance of such Claim.

1.68.     "R1 Franchise" shall mean R1 Franchise Systems, LLC.

1.69. "Secured Creditor" shall mean the holder of an Allowed Secured Claim, including, without limitation, the holder of a lien securing real estate taxes.

1.70. "Tax Claim" shall mean a Claim of the kind specified in Section 507(a)(7) of the Bankruptcy Code.

1.71. "Unsecured Claim" shall mean any Claim against any of the Debtors which arose or which is deemed by the Bankruptcy Code to have arisen before or on the Petition Date, and which is not (a) a Secured Claim pursuant to Section 506, as modified by Section 1111(b); or (b) a Claim entitled to priority under Sections 503 or 507 of the Bankruptcy Code (including but not limited to Tax Claims and/or priority claims); or (c) a Claim expressly included in the definition of any other Class (including without limitation each Allowed Claim secured by a lien on property in which the Estate has an interest to the extent that such Claim is determined to be unsecured in accordance with Section 506(a), and each claim of the kind described in clauses (3), (4) and (6) of
          Section 507(a) of the Bankruptcy Code to the extent that the Allowed Amount of such claim may be accorded priority thereunder).

1.72. "Unexpired Leases" shall mean any lease to which one or more of the Debtors are a party and which is in effect prior to the Confirmation Date.

1.73. "Voting Class" shall mean a Class of Claims under the Plan which is impaired and entitled to vote to accept or reject the Plan.

1.74. "Other Definitions" - the words "herein", "hereof", "hereto", "hereunder" and others of similar import refer to the Plan as a whole and not to any particular section, subsection, or clause contained in the Plan. Moreover, some terms defined herein are defined in the section in which they are used and some terms not defined in this section are defined elsewhere in the Plan and/or Disclosure Statement.

                                   ARTICLE II

                     CLASSIFICATION OF CLAIMS AND INTERESTS

2.01. The Plan is proposed in accordance with the provisions of Section 1123 of the Bankruptcy Code. The Plan itself should be scrutinized in order to fully analyze the pertinent provisions of the document. In addition to Allowed Administrative Claims, Allowed Tax Claims and Allowed Priority Claims, the Allowed Claims against the Debtors' estate are divided into the following classes:

2.01.1    CLASS 1 shall consist of:

          The Allowed Secured Claim of R1 Franchise.

2.01.2    CLASS 2 shall consist of:

          All Allowed Non-Insider Unsecured Claims, including all Allowed Claims arising from the rejection of executory contracts and Unexpired Leases.

2.01.3    CLASS 3 shall consist of:

          All Allowed Insider Unsecured Claims.

2.01.4    CLASS 4 shall consist of:

          The holders of Equity Security Interests in one or all of the Debtors.

                                   ARTICLE III

                      SUBSTANTIVE CONSOLIDATION OF DEBTORS
                     AND CANCELLATION OF INTERCOMPANY CLAIMS

3.01. SUBSTANTIVE CONSOLIDATION. On the Effective Date, the Chapter 11 Cases and the Debtors and their estates shall only be substantively consolidated for all purposes of the Plan and shall not be deemed to alter, amend or destroy the Debtors as separate entities for any other purpose. The assets and liabilities of the Debtors shall be pooled and all Claims shall be satisfied from the assets of a single consolidated estate. Any Claims against one or more of the Debtors based on a guaranty, indemnity, co-signature, surety or otherwise, of Claims against another Debtors' shall be treated as a single Claim against the consolidated estate of the Debtors, and shall be entitled to distribution under the Plan only with respect to such single Claim. The Court shall consider the Debtors' application for substantive consolidation at the Confirmation Hearing and any objections to substantive consolidation shall be served and filed as is required for objections to the Confirmation of the Plan.

3.02. INTERCOMPANY CLAIMS. On the Effective Date, all Intercompany Claims that exist or may exist by and amongst the Debtors shall be extinguished.

                                   ARTICLE IV

                     IDENTIFICATION OF CLASSES OF CLAIMANTS
                      IMPAIRED OR UNIMPAIRED UNDER THE PLAN

4.01. Allowed Administrative Claims, Allowed Tax Claims, Allowed Priority Claims and Allowed Secured Claim of Class 1 are not impaired under the Plan except to the extent the holder thereof has consented to a different treatment.

4.02. Allowed Non-Insider Unsecured Claims (Class 2) and Allowed Insider Unsecured Claims (Class 3) are impaired by the Plan and are entitled to vote to accept or reject the Plan. Allowed Equity Security Interests (Class 4) are receiving no distribution on account of such Equity Security Interests, and are, therefor, deemed to have rejected the Plan.

4.03. In the event of a controversy as to whether any Claimant or Class of Claimants are impaired under the Plan, the Court shall, after notice and a hearing, determine such controversy.

4.04. The Debtors shall provide all Claimants entitled to vote with a form of Ballot approved by the Court to be used in casting a vote on the Plan. The Ballot shall designate the Class in which the Debtors believe a particular Claim belongs.

                                    ARTICLE V

                           PROVISIONS FOR TREATMENT OF
                       CLAIMS NOT IMPAIRED UNDER THE PLAN

5.01. ADMINISTRATIVE CLAIMS. Except as otherwise provided in Article XI of this Plan, the Debtors anticipate that all Allowed Administrative Claims will have been paid in full by the Debtors on or before the Effective Date of the Plan in cash or on such other terms as may be agreed upon by a Claimant of an Allowed Administrative Claims and the Debtors and/or Reorganized Ranch *1. All fees payable and reports required to be filed pursuant to 28 U.S.C. ss.1930 will be paid and filed by Reorganized Ranch *1 in accordance therewith until the closing of the Debtors' cases pursuant to Section 350(a) of the Bankruptcy Code.

5.02. TAX CLAIMS. Allowed Tax Claims will be paid in full, in cash: (a) in the manner and to the extent permitted by Section 1129(a)(9)(c) of the Bankruptcy Code, which Allowed Priority Tax Claims may be paid by Reorganized Ranch *1 over a period not exceeding six (6) years after the date of assessment of such Allowed Tax Claims; or (b) upon such terms and conditions as may be agreed upon by and between the Debtors and/or Reorganized Ranch *1 and any holder of an Allowed Tax Claim.

5.03. PRIORITY CLAIMS. Allowed Priority Claims will be paid (a) in full, in cash, upon the Effective Date; or (b) upon such terms and conditions as may be agreed upon by and between the Debtors and/or Reorganized Ranch *1 and any holder of an Allowed Priority Claim.

5.04. ALLOWED SECURED CLAIM OF R1 FRANCHISE (CLASS 1). In exchange for the financial accommodations more particularly set forth herein, R1 Franchise shall be acquiring and shall be issued one hundred percent (100%) of the stock (equity security interests) in Reorganized Ranch *1. Specifically, in exchange for making and funding: (i) the Net Equity Contribution, and (ii) causing Reorganized Ranch *1 to execute and deliver the Class 2 Note, the Insider Note, and the Additional Insider Note, R1 Franchise shall receive one hundred percent (100%) of all Equity Security Interests in Reorganized Ranch *1.

                                   ARTICLE VI

                            PROVISIONS FOR TREATMENT
                        OF CLAIMS IMPAIRED UNDER THE PLAN

6.01.     ALLOWED UNSECURED NON-INSIDER CLAIMS (CLASS 2).

          (a) Within thirty (30) days after the Effective Date, each holder of an Allowed Non-Insider Unsecured Claim (Class 2 Claims) shall receive its PRO RATA distribution of the Net Equity Contribution.

          (b) Within thirty (30) days after the Effective Date, the Committee shall receive the Class 2 Note.

          (c) Any payment to be made pursuant to this section may be prepaid in whole or in part at any time by Reorganized Ranch *1 in its discretion without penalty.

          (d) In no event shall a holder of an Allowed Non-Insider Claim receive in excess of one hundred percent (100%) of its Allowed Claim plus its pro rata share of interest allowed pursuant to the Class 2 Note.

6.02. ALLOWED INSIDER UNSECURED CLAIMS (CLASS 3 Within thirty (30) days after the Effective Date (x) each holder of an Allowed Class 3 Insider Unsecured Claim that is an Accredited Investor shall receive its pro rata share (based on the aggregate amount of Allowed Class 3 Claims) of: (A) 143,750 shares of common stock of Kahala Corp. (KAHA) (the "Kahala Stock"); plus (B) the proceeds of the Insider Note, and (y) each holder of an Allowed Class 3 Insider Unsecured Claim that is not an Accredited Investor shall receive (A) its pro rata share (based on the aggregate amount of Allowed Class 3 Claims) of the proceeds of the Insider Note and (B) its pro rata share (based on the aggregate amount of Allowed Class 3 Claims held by holders that are not Accredited Investors) of the proceeds of the Additional Insider Note. The portion of 143,750 shares of Kahala Stock in excess of the amount of shares distributed to holders of Allowed Class 3 Insider Unsecured Claims that are Accredited Investors shall not be distributed under the Plan.

6.03. EQUITY SECURITY INTEREST HOLDERS (CLASS 4). Class 4 consists of all holders of pre-petition Equity Security Interest in the Debtors, whose present stock (equity security) interests in the Debtors shall be cancelled on the Effective Date and they will not receive a distribution, and are deemed to have rejected the Plan.

                                   ARTICLE VII

                   ACCEPTANCE OR REJECTION OF PLAN; EFFECT OF
                   REJECTION BY ONE OR MORE CLASSES OF CLAIMS

7.01. IMPAIRED CLASSES TO VOTE. Each impaired class of Creditors with Claims against the Debtors' Estate shall be forwarded a ballot and shall be entitled to vote separately to accept or reject the Plan.

7.02. ACCEPTANCE BY A CLASS OF CREDITORS. A Class of Creditors shall have accepted the Plan if the Plan is accepted by at least two-thirds (2/3) in the aggregate dollar amount and more than one-half (1/2) in number of Holders of the Allowed Claims of such class that have voted to accept or reject the Plan.

7.03. CRAM-DOWN. In the event that any impaired Class of Creditors with Claims against the Debtors' Estate shall fail to accept the Plan in accordance with Section 1129(a) of the Bankruptcy Code, the Plan
          Proponents reserve the right to request that the Bankruptcy Court confirm the Plan, notwithstanding such rejection, in accordance with
          Section 1129(b)(1) of the Bankruptcy Code.

7.04. BLANK BALLOTS. Any Ballot which is executed by the Holder of an Allowed Claim or interest but which does not indicate an acceptance or rejection of the Plan shall be deemed an acceptance of the Plan.

                                  ARTICLE VIII

                       PROVISIONS CONCERNING DISTRIBUTION

8.01. TIME OF DISTRIBUTIONS UNDER THE PLAN. Payments and distributions to be made by the Debtors on the Effective Date pursuant to the Plan shall be made on such date, or as soon as practicable, except as otherwise provided for in the Plan, or as may be ordered by the Court.

8.02. PAYMENT DATES. Whenever any payment or distribution to be made under the Plan shall be due on a day other than a Business Day, such payment or distribution shall instead be made, without interest, on the next Business Day.

8.03. MANNER OF PAYMENTS UNDER THE PLAN. Cash payments made pursuant to the Plan shall be made in the currency of the United States, by check drawn on a domestic bank or by wire transfer from a domestic bank. Distributions to all holders of Allowed Claims shall be made (a) at the addresses set forth in the proof of claim filed by such holders (or at last known addresses of such holders if no proofs of claims were filed or the Debtors were notified of a change of address); or
          (b) at the addresses set forth in any written notices of address change delivered to the Debtors or the Bankruptcy Court after the date the proof of claim was filed; or (c) at the addresses reflected in the Debtors' schedules if no claim shall have been filed and no written notice of an address change has been received by the Debtors. No payments shall be made to a holder of a Disputed or Contested Claim unless and until such Claim becomes an Allowed Claim by a Final Order.

8.04. FRACTIONAL CENTS. Any other provision of the Plan to the contrary notwithstanding, no payments of fractions of cents will be made. Whenever any payment of a fraction of a cent would otherwise be called for, the actual payment shall reflect a rounding of such fraction to the nearest whole cent (rounding down in the case of .5).

8.05. NON-NEGOTIATED CHECKS. Except as otherwise set forth in Section 8.06 hereof, if a Holder of an Allowed Claim, or and other claim or interest fails to negotiate a check issued to such Holder under the Plan within one hundred and eighty (180) days of the date such check was issued by Reorganized Ranch *1, then the amount of Cash or other property attributable to such check shall be deemed to be "Unclaimed Distributions," and the payee of such check shall be deemed to have no further Claim or future Claim against the Debtors/and/or Reorganized *1 with respect of such check.

8.06. UNCLAIMED DISTRIBUTIONS. In the event any payment to a holder of a Class 2 Unsecured Non-Insider Claim under the Plan remains unclaimed for a period of six (6) months after such distribution has been made (or after such delivery has been attempted), such Unclaimed

          Distribution and all future distributions to be made to such holders shall be deemed forfeited by such holder and the Unclaimed Distribution shall be distributed PRO RATA to the other holders of an Allowed Class 2 Unsecured Non-Insider Claims.

8.07. NO CASH PAYMENTS OF $10.00 OR LESS ON ACCOUNT OF ALLOWED CLAIMS. If a cash payment otherwise provided for by this Plan with respect to an Allowed Claim would be less than Ten Dollars ($10.00) (whether in the aggregate or on any payment date provided in this Plan), notwithstanding any contrary provision of this Plan, no such payment will be made and Reorganized Ranch *1 shall retain such funds for its own purposes.

8.08. DISPUTED PAYMENTS OR DISTRIBUTIONS. In the event of any dispute between and among Claimants (including the Entity or Entities asserting the right to receive the disputed payment or distribution) as to the right of any Entity to receive or retain any payment or distribution to be made to such Entity under the Plan, Reorganized Ranch*1 may, in lieu of making such payment or distribution to such Entity, make it instead into an escrow account or to a disbursing agent, for payment or distribution as ordered by a court of competent jurisdiction or as the interested parties to such dispute may otherwise agree among themselves.

                                   ARTICLE IX

                  PROVISIONS CONCERNING DISCHARGE AND PROPERTY

9.01. DISCHARGE OF ALL CLAIMS AND EQUITY INTERESTS. Except as otherwise provided in the Plan and the treatment of all claims, the rights afforded in the Plan shall be in exchange for and in complete satisfaction, discharge and release of all Claims or Interests of any nature whatsoever, including any interest accrued thereon before, on or after July 3, 2001, against the Debtors or the Debtors-In-Possession or any of their assets or properties; and except as otherwise provided herein, upon the Effective Date, all such Claims against the Debtors or Debtors-In-Possession shall be satisfied, discharged and released in full; and all Claimants shall be precluded, barred and forever prohibited from asserting against Reorganized Ranch *1 or any of their assets, properties, employees, officers, directors, representatives or professionals, any other or further claim based upon any act or omission, transaction or other activity of any kind or nature that occurred prior to the Effective Date. Further, upon the confirmation of the Plan, the taxing authorities shall be prohibited from pursuing any collection action against the Debtors' officers and shareholders for pre-petition debt as long as the Debtors shall not have defaulted in their obligations under the Plan, to the extent such parties would be able or permitted to do so under applicable law.

9.02. VESTING OF PROPERTY IN THE DEBTORS. Except as otherwise provided by the Plan, on the Effective Date, title to all assets dealt with by the Plan shall pass to Reorganized Ranch *1 free and clear of all liens, claims and interests in accordance with Section 1141 of the Bankruptcy Code, subject only to the liens, claims and interests provided by the Class 2 Note, the claims and interests provided by the Insider Note, and the claims and interests provided by the Additional Insider Note.

                                    ARTICLE X

                            RELEASES AND TERMINATION

10.01. RELEASES. The Debtors, the Committee, their respective agents, representatives and attorneys shall be fully and completely released from any and all claims and/or causes of action and/or remedies which the Debtors, their respective estates and/or their creditors and/or equity holders may have against them (known or unknown, liquidated or unliquidated, fixed or contingent), existing or hereinafter arising from any past, present or future actions taken or omitted to be taken since the Petition Date under or in connection with, related to, effecting, or arising out of the Debtors, the Debtors' operations, the Debtors' bankruptcy cases, the administration of the Debtors' estates and/or the consummation of the Plan, which release shall be binding on the Debtors, their estates, and all creditors, immediately upon entry of the Confirmation Order, PROVIDED, FURTHER, that said release, as defined herein, shall be binding on any subsequently appointed Chapter 7 trustee, PROVIDED, FURTHER, that said release shall not release any person or entity from any liability arising under (i) the Internal Revenue Code, or any state, city or municipal tax code, (ii) the environmental laws of the United States, any state, city or municipality, or (iii) any criminal laws of the United States, any state, city or municipality.

10.02. ADMINISTRATIVE AND PRIORITY CLAIM BAR DATES. Except as otherwise provided in Article XI of this Plan, all Claims for Priority or Administrative Claims (excluding Claims by Professionals) must be filed with the Bankruptcy Court and served on counsel for the Debtors and all interested parties on or before the Confirmation Date or be forever barred from asserting such Administrative Claim against the Debtors, Reorganized Ranch *1 or their respective property and such Administrative Claims shall be deemed discharged as of the Effective Date, unless as otherwise provided herein or so ordered by the Bankruptcy Court; PROVIDED, HOWEVER, that Professionals or other entities asserting a Fee Claim for services rendered before the Effective Date must File and serve on Reorganized Ranch *1 and such other entities who are designated by the Bankruptcy Rules, the Confirmation Order, the Fee Order or other order of the Bankruptcy Court, an application for final allowance of such Fee Claim, no later than ten (10) days after the Effective Date; PROVIDED, HOWEVER, that any professional who may receive compensation or reimbursement of expenses pursuant to the Ordinary Course Professionals Order MAY continue to receive such compensation and reimbursement of expenses for services rendered before the Effective Date, without further Bankruptcy Court review or approval, pursuant to the Ordinary Course Professional Order. Objections to any Fee Claim must be Filed and served on Reorganized Ranch *1 and the requesting party within twenty
          (20) days after the Effective Date, with a hearing to be held by the Bankruptcy Court on such Fee Claim within thirty (30) days after the Effective Date, or as now thereafter as the Bankruptcy Court schedules such a hearing. To the extent necessary, the Confirmation Order will amend and supersede any previously entered order of the Bankruptcy Court, including the Fee Order, regarding the payment of Fee Claims.

10.03. CERTAIN TERMINATIONS. On the Effective Date, all instruments evidencing indebtedness of the Debtors discharged by the Plan shall be deemed canceled, unless this Plan provides for the retention of liens.

10.04. RIGHTS IF PLAN NOT CONFIRMED. If Confirmation of the Plan does not occur as contemplated herein, the Plan shall be deemed null and void, and in such event, nothing contained herein shall be deemed to constitute a waiver or release of any Claims by or against the Debtors or any other Entity or to prejudice in any manner the rights of the Debtors or any Entity in any further proceedings involving the Debtors.

                                   ARTICLE XI

                 REJECTION AND ASSUMPTION OF EXECUTORY CONTRACTS

11.01. Except as otherwise provided herein, any Executory Contract or Unexpired Lease of the Debtors not expressly rejected by the Debtors, or which is not the subject of a pending application to reject on the Confirmation Date, shall be deemed assumed on the Effective Date. To the extent that such Claims constitute monetary defaults, the Cure Amount Claims associated with each Executory Contract and Unexpired Lease to be assumed pursuant to the Plan will be satisfied, pursuant to Section 365(b)(1) of the Bankruptcy Code, at the option of the Debtor assuming such contract or lease or the assignee of such Debtor, if any, (1) by payment of the Cure Amount Claim in cash within ninety
          (90) days after the Effective Date; (2) after the Effective Date, as soon as practicable after entry of an applicable order providing for the assumption or assumption and assignment of the Executory Contract or Unexpired Lease; or (3) on such other terms as are agreed to by the parties to such Executory Contract or Unexpired Lease. If there is a dispute regarding (1) the amount of any Cure Amount Claim, (2) the ability of the applicable Reorganized Ranch *1 or any assignee to provide "adequate assurance of future performance" (within the meaning of section 365 of the Bankruptcy Code) under the contract or lease to be assumed or (3) any other matter pertaining to assumption or assumption and assignment of such contract or lease, the payment of any Cure Amount Claim required by Section 365(b)(1) of the Bankruptcy Code will be made following the entry of a Final Order resolving the dispute and approving the assumption.

11.02. Any Entity whose Claim arises from rejection of an Executory Contract or Unexpired Lease shall, to the extent such Claim becomes an Allowed Claim, have the rights of a Class 2 Claimant with respect thereto.

11.03. Any Entity who has a claim against the Debtors by virtue of the Debtors' rejection of its Executory Contract or Unexpired Lease shall file a proof of claim with the Clerk of the Court and serve a copy of same upon the Debtors and Debtors' counsel, in accordance with the notice provisions of Section 17.02 hereof, within thirty (30) days following service upon such Entity of notice of entry of the Confirmation Order or order authorizing such rejection, whichever date is earlier. If such Claim is not filed within the specified time, it shall be forever barred from assertion against the Debtors, Reorganized Ranch *1 or their assets and property.

11.04. Any claim filed in accordance with the provisions of Section 11.03 hereof shall be treated as a Disputed Class 2 Claim until the period of time has elapsed within which the Debtors may file an objection to such Claim.

                                   ARTICLE XII

                         MEANS FOR EXECUTION OF THE PLAN
                         AND CONDITIONS TO CONFIRMATION

12.01. The Plan is to be implemented in a manner consistent with Section 1123 of the Bankruptcy Code.

12.02. The monies needed to pay the holders of Allowed Claims shall be generated from the Debtors' operation of their business and the Equity Contribution by R1 Franchise.

12.03. R1 Franchise will be acquiring one hundred percent (100%) of the stock in Reorganized Ranch *1 in exchange for the financial accommodations discussed herein. The terms of the Debtors' agreement with R1 Franchise are as follows:

          (a) unless otherwise terminated pursuant to Section 12.03(c) hereof, and conditioned upon the Confirmation Order becoming a Final Order, on the Effective Date, , R1 Franchise shall make an equity contribution to Reorganized Ranch *1 of at least the amount of the Equity Contribution, shall cause R1 Franchise to deliver the Kahala Stock pursuant to Section 6.02 hereof, and shall cause Reorganized Ranch *1 to execute and deliver the Class 2 Note, the Insider Note, and the Additional Insider Note pursuant to Sections 6.01 and 6.02 hereof, respectively;

          (b) R1 Franchise shall have received 100% of the direct and indirect equity interest of Reorganized Ranch *1;

          (c) Prior to the Effective Date, R1 Franchise's obligations under the Plan shall terminate (unless R1 Franchise waives in writing such termination):

               (i) automatically and immediately upon (1) the conversion of any of the Chapter 11 Cases to a case under Chapter 7 of the Bankruptcy Code; (2) the appointment of a trustee for any of the Debtors under Chapter 7 or Chapter 11 of the Bankruptcy Code; or (3) the appointment in any of the Chapter 11 Cases of an examiner with powers other than those set forth in Section 1106(a)(3) and (4) of the Bankruptcy Code; (4) entry of an order authorizing the sale of the Debtors' assets under Section 363 of the Bankruptcy Code or (5) the withdrawal of the Plan by the Debtor.

               (ii) by mutual written consent of R1 Franchise, the Debtors and the Committee;

               (iii) at the option of R1 Franchise in the event that, due to no fault of R1 Franchise, (a) the Plan is not filed on or before November 19, 2001; (b) the Plan is not confirmed by March 1, 2002; or (c) the Plan is not consummated by April 15, 2002;

               (iv) at the option of R1 Franchise, in the event there is a material adverse change(as determined in good faith by R1 Franchise) in the business, financial condition, operations, or prospects of the Debtors' business or in the Debtors' relationships with its franchisees, customers, suppliers. employees and others having business relationships with the Debtors;

               (v) at the option of R1 Franchise and/or the Committee, in the event the aggregate amount of Allowed Administrative Claims shall exceed $2,750,000;

               (vi) at the option of R1 Franchise, in the event the aggregate amount of Allowed Priority Claims, Allowed Tax Claims and Allowed Secured Claims shall exceed $700,000;

               (vii) at the option of R1 Franchise, in the event that the Plan is amended or modified without R1 Franchise's written consent; or

               (viii) at the option of R1  Franchise,  in the event that  either the Debtors or the Committee withdraws as a proponent of the Plan, or either the Debtors or the Committee do not actively support confirmation of the Plan.

12.04. Certain of the Debtors' key employees as designated by R1 Franchise and as identified in the Disclosure Statement, may be responsible for day-to-day management of Reorganized Ranch *1.

12.05. Certain of the Debtors' key employees as designated by R1 Franchise and as identified in the Disclosure Statement, may enter into employment agreements with Reorganized Ranch *1.

12.06. COMMITTEE. From the Effective Date to the Consummation Date, the members of the Committee and their duly appointed successors shall continue to serve. Upon the disallowance by Final Order of a claim held by a creditor that is a member of the Committee, such membership shall terminate, and no replacement shall be appointed. Upon the resignation, death, or disability of a member of the Committee, the creditor having appointed such member of the Committee shall have the right to designate a replacement. In the event such creditor fails to designate a replacement, no replacement may be appointed by the Committee.

12.07. If a Committee member assigns its Claim or releases Reorganized Ranch *1 from the payment of the balance of its Claim, such act shall constitute a resignation from the Committee. Likewise if a Committee member acquires the Claim held by merger or consolidation with such claimant, such act shall constitute a resignation from the Committee and the Committee shall function in its reduced number. In the event of the death or resignation of the chairperson of the Committee, its successor shall be elected by the remaining members of the Committee from their membership.

12.08. The Committee shall have the right to: (i) extend the time of any payment or distribution to the holders of Class 2 Claims provided for the Plan; (ii) participate in any appeal of the Confirmation Order;
          (iii) participate in the claims resolution process; and (iv) perform such obligations conferred on the Committee under the provisions of the Bankruptcy Code. Notwithstanding anything to the contrary herein contained, except as otherwise required by the Bankruptcy Code, the Committee may (i) refuse or abstain from exercising any power or right granted it by the provisions of this Article and defer such powers or rights to the holders of outstanding and unpaid Class 2 Claims and act in accordance with the vote of the majority in number of such holders and (ii) negotiate an immediate payout or discount of the Class 2 Note.

12.09. Neither the Committee nor any member thereof, nor the attorneys, accountants or agents of the Committee, shall be liable to the Debtors, to any Creditor or to any other person for an error of judgment or any act or omission other than willful misconduct, gross negligence or fraud; it being understood that each member shall be liable only for its own misconduct, negligence or fraud. Anything done or omitted to be done by the Committee or any agent, in reliance upon the opinion of the Committee's counsel, shall be sufficient justification for the same.

12.10. Whenever a written consent by the Committee is required, a written consent of the chairperson of the Committee or of counsel to the Committee shall be deemed to constitute such consent.

12.11. The individual members of the Committee shall continue to serve without compensation after Confirmation of this Plan.

12.12. Subject to Section 17.09 hereof as to compensation to the Committee's Professionals, the Committee shall have the power and authority to continue to retain counsel and accountants and to direct such Professionals to act on behalf of the Committee in any matter on which the Committee is authorized to act under this Plan.

12.13. Any action taken by the Committee in accordance with the exercise of any rights of the Committee under the Plan, may be taken by mail or telephone so long as all members of the Committee are notified in advance of the proposed action and a majority thereof has approved such action.

12.14. On the Consummation Date, the Committee shall automatically dissolve and the members thereof and the Professionals retained by the Committee in accordance with Section 1103 of the Bankruptcy Code shall be released and discharged from their respective fiduciary obligations.

12.15. Following the Effective Date and the distribution of the Net Equity Contribution, the Class 2 Notes, the Insider Notes and the Additional Insider Notes in accordance with the Plan, Reorganized Ranch*1 may move to close the Chapter 11 Cases in accordance with section 350 of the Bankruptcy Code notwithstanding the fact that the notes have not been paid in full.

                                  ARTICLE XIII

                     CONDITIONS TO CONSUMMATION OF THE PLAN

13.01. The conditions to the consummation of the Plan are that the Confirmation Order is a Final Order unless such condition is waived by the Debtors with the consent of R1 Franchise and all of the requirements and conditions to the funding obligations of R1 Franchise pursuant to the Plan shall have been satisfied or waived by R1 Franchise, in its sole discretion.

                                   ARTICLE XIV

                    PROCEDURES FOR RESOLVING DISPUTED CLAIMS

14.01. TIME LIMIT FOR OBJECTIONS TO CLAIMS. Objections to Claims shall be filed by the Debtors with the Court and served upon each holder of each of the Claims to which objections are made, no later than thirty
          (30) days subsequent to the Effective Date or within such other time period as may be fixed by the Court. In lieu of making distribution to such holder, such Distribution shall be held in a segregated non-interest bearing account by Reorganized Ranch *1. If the Disputed or Contested Claim of a Holder of a Class 2 Non-Insider Unsecured Claim and/or Class 3 Insider Unsecured Claim becomes a disallowed Claim, the payments withheld pursuant to this paragraph shall be distributed to Holders of Allowed Claims in such class following the entry of a Final Order on a Disallowed Claim.

14.02. RESOLUTION OF DISPUTED CLAIMS. Unless otherwise ordered by the Court, the Debtors and/or Reorganized Ranch *1 shall litigate to judgment, settle or withdraw objections to Disputed Claims, in their sole discretion, without notice to any party in interest, other than the Committee's counsel.

14.03. PAYMENTS. Payments and distributions to each holder of a Disputed Claim that ultimately becomes an Allowed Claim shall be made in accordance with the provisions of the Plan with respect to the Class of Creditors to which the respective holder of an Allowed Claim belongs unless otherwise ordered by the Court. Such payments and distributions shall be made as soon as practicable after the date that the Court entered a Final Order allowing such Claim. Payments made in accordance with this Article shall not include the interest on the amount of such payment from the date on which the holder of the Allowed Claim would have been entitled to receive payment if its Claim had not been a Disputed Claim. Payments shall be made as and when a Disputed Claim has become, in whole or in part, an Allowed Claim or a Disallowed Claim, pursuant to a Final Order or agreement between the Debtors and such Claimant. In the event a claim is disputed as of the Effective Date, the Debtors shall reserve the full amount of the distribution to that Claimant as if the Claim was allowed in full.

                                   ARTICLE XV

                            RETENTION OF JURISDICTION

15.01. The Bankruptcy Court shall retain jurisdiction of these proceedings following the Confirmation Date for the following purposes:

15.01.1 to adjudicate all controversies concerning the classification or allowance of any Claims; to liquidate any Claims which are disputed, contingent or unliquidated; to determine any and all objections to the allowance of Claims;

15.01.2 to determine any and all applications for allowances of compensation and reimbursement of expenses for Professionals and similar fees;

15.01.3 to determine any and all applications for the rejection or assumption of executory contracts and/or unexpired leases for the assignment of an assumed contract or unexpired leases, as the case may be, of executory contracts or unexpired leases to which the Debtors are a party or with respect to which they may be liable, and to hear and determine, and if need be, to liquidate, any and all Claims arising therefrom;

15.01.4 to determine any and all applications, adversary proceedings, and contested or litigated matters properly before the Court before or after the Confirmation Date;

15.01.5 to modify the Plan pursuant to Section 1127 of the Bankruptcy Code or to remedy any defect or omission or reconcile any inconsistency in the Confirmation Order to the extent authorized by the Bankruptcy Code;

15.01.6 to hear and determine all controversies, suits and disputes, if any, as may arise in connection with the interpretation or enforcement or implementation of the Plan;

15.01.7 to hear and determine all controversies, suits and disputes, if any, as may arise with regard to orders of this Court in the Chapter 11 Cases entered on or before the Confirmation Date;

15.01.8 to correct any defect, cure any omission or reconcile any inconsistency in the Plan, and any exhibits to the Plan and the annexes thereto, or the Confirmation Order, as may be necessary to carry out the purposes and intent of the Plan; to determine such other matters as may be provided for in the Confirmation Order or as may from time to time be authorized under the provisions of the Bankruptcy Code or any other applicable law; to consider and act on the compromise and settlement of any Claim against or cause of action by or against the Debtors' Estate;

15.01.9 to adjudicate all Claims to a security or ownership interest in any property of the Debtors or in any proceeds thereof; 15.01.10 to adjudicate all Claims or controversies arising out of any purchases, sales or contracts made or undertaken by the Debtors during the pendency of the Chapter 11 Cases;

15.01.11 to recover all assets and properties of the Debtors wherever located, including the prosecution and adjudication of all causes of action available to the Debtors as of the Confirmation Date;

15.01.12 to determine all questions and disputes regarding recovery of and entitlement to the Debtors' assets and determine all Claims and disputes between the Debtors and any other Entity, whether or not subject to an action pending as of the Confirmation Date;

15.01.13 to enter any order, including injunctions, necessary to enforce the title, rights and powers of the Debtors and to impose such limitations, restrictions, terms and conditions on such title, rights and powers as the Court may deem necessary or appropriate;

15.01.14 to enter an order of consummation concluding, terminating and closing the Chapter 11 Cases; and

15.01.15 to make such orders as shall be necessary or appropriate to carry out the provisions of the Plan, including, but not limited to, orders interpreting, clarifying or enforcing the provisions thereof.

                                   ARTICLE XVI

                                EVENT OF DEFAULT

16.01. The occurrence of any of the following shall constitute a default by Reorganized Ranch *1 under the Plan:

16.01.1 the failure of Reorganized Ranch *1 to make any payment when due under the Plan, including the failure to make payments due under the Class 2 Note, which failure shall have been uncured for a period of sixty (60) days after Reorganized Ranch *1's receipt of written notice thereof unless such payment has been extended in accordance with the provisions of the Plan; and

16.01.2 the failure of Reorganized Ranch *1 to comply with any of the covenants contained in the Plan, except for default in payment as provided in paragraph 16.01.1 of this Article, which failure shall remain uncured for a period of sixty (60) days Reorganized Ranch *1 has received written notice of such failure.

                                  ARTICLE XVII

                               GENERAL PROVISIONS

17.01. MODIFICATION OF THE PLAN. The Debtors have the sole and exclusive right, in accordance with the Bankruptcy Code, to amend, modify or withdraw the Plan prior to Confirmation with the written consent of R1 Franchise and the Committee. After Confirmation, the Debtors and/or Reorganized Ranch *1 may, upon Order from the Bankruptcy Court, in accordance with Section 1127(b) of the Bankruptcy Code, remedy any defect or omission or reconcile any inconsistency in the Plan in such manner as may be necessary to carry out the purpose of the Plan.

17.02. RATIFICATION OF ACTION TAKEN DURING PENDENCY OF THE CHAPTER 11 CASES. The Confirmation Order shall ratify all transactions effected by the Debtors during the period commencing on the Petition Date and ending on the Confirmation Date.

17.03. NOTICES. All notices, requests, elections or demands to or upon the Debtors, to be effective, including any change of address of any Claimant for the purposes of receiving distribution under the Plan and forfeiting same pursuant to Section 8.05 hereof, shall be in writing and shall be deemed to have been given or made when actually received or, in the case of notice by telecopier transmission, when received and confirmed, and addressed as follows:

                    Ranch *1, Inc.
                    567 7th Avenue
                    Third Floor
                    New York, New York 10018
                    Attn: Raymond DioGuardi, President
                    Tel. No. (212) 354-6666
                    Fax No. (212) 730-4444

               with copy to Debtors' counsel:

                    Buchanan Ingersoll, P.C.
                    700 Alexander Park
                    Suite 300
                    Princeton, New Jersey  08540
                    Attn: Louis T. DeLucia, Esq.
                          Alan J. Brody, Esq.
                    Tel No.: (609) 987-6800
                    Fax No.: (609) 520-0360

               with a copy to Committee's counsel:

                    Silverman Perlstein & Acampora
                    100 Jericho Quadrangle, Suite 300
                    Jericho, New York 11753
                    Attn: Gerard R. Luckman, Esq.
                    Tel No. (516) 479-6300
                    Fax No. (516) 479-6301

               with a copy to R1 Franchise:

                    R1 Franchise Systems, LLC
                    c/o Kahala Corporation
                    7730 East Greenway Road
                    Suite 104
                    Scottsdale, Arizona 85260
                    Attn: Michael J. Reagan, Esq.
                    Tel No. (480) 443-0200
                    Fax No. (480) 443-1972

               with a copy to R1 Franchise's counsel:

                    Kaye Scholer LLP
                    425 Park Avenue
                    New York, New York 10022
                    Attn: Benjamin Mintz, Esq.
                    Tel No. (212) 836-8505
                    Fax No. (212) 836-8689

          All notices and requests to Claimants of any Class shall be sent to them at their last known address. The Debtors, and any Claimant of any Class, may designate in writing any other address for purposes of this
          Section 17.03, which designation shall be effective upon receipt.

17.04. HEADINGS. The headings used in the Plan are inserted for convenience only and neither constitute a portion of the Plan nor in any manner affect the provisions of the Plan.

17.05. GOVERNING LAW. Except to the extent that the Bankruptcy Code is applicable, the rights and obligations arising under the Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.

17.06. SUCCESSORS AND ASSIGNS. The rights and obligations of any Entity named or referred to in the Plan shall be binding upon and shall inure to the benefit of, the predecessors, successors, assigns and agents of such Entity.

17.07. RESERVATION OF RIGHTS. Nothing contained herein shall prohibit the Debtors from prosecuting or defending any of their rights as may exist on their own behalf. If Confirmation of the Plan does not occur, the Plan shall be deemed null and void. In such event, nothing contained in the Plan shall be deemed to constitute a waiver or release of any Claims by or against the Debtors or their Estates or any other Person, or to prejudice in any manner, the rights and remedies of the creditors, the Debtors or their Estates or any Person in any further proceedings involving the Debtors or their Estates. Moreover, in the event that the Plan and all transactions contemplated thereby are not substantially consummated on or before the earlier of (i) sixty (60) days after the Confirmation Date or (ii) April 15, 2002, then the Debtors shall not be obligated to consummate the Plan, or the transactions set forth and contemplated in this Plan, and, at the option of the Debtors, ALL transactions set forth in the Plan, shall be canceled and terminated, and the Debtors shall continue to have, or be restored to, all rights and remedies it has, had, or would have had as if the Plan and the transactions contemplated herein had never been executed, proposed, negotiated, discussed, or in any way acted upon, and no plan proponent or Person shall have any claims against the Debtors by virtue of such termination. The filing of the Plan and or any modifications hereto, and the Plan itself shall not constitute a waiver by the Debtors of any and all rights, remedies, objections, causes of action, the Debtors may have or may wish to raise with respect to anything, including, without limitation, any other plan or plans filed or to be filed in this bankruptcy case, all of which rights and objections are hereby reserved. Reorganized Ranch *1 reserves the right to modify the treatment of any Allowed Claims at any time on and after the Effective Date upon the consent of the holder of such Allowed Claim whose treatment is being modified, provided that no such modification which materially adversely affects other Allowed Claims can be made, unless such modification has been approved by Final Order, upon notice to the Committee, or has been agreed to by the Committee or accepted by the holders of Allowed Claims in the applicable class as determined pursuant to Section 1126 of the Bankruptcy Code.

17.08. DISBURSING AGENT. The Debtors are the disbursing agents under the Plan. All payments to claimants in Classes 1, 2, 3, and 4 shall be made by the Debtors from a separate disbursement account.

17.09. POST-EFFECTIVE DATE FEES AND EXPENSES OF DEBTORS' PROFESSIONALS. The Debtors' Professionals and the Committee's Professionals shall submit their bills for fees and reimbursement of expenses for post-Effective Date services directly to Reorganized Ranch *1 and shall not be required to apply to the Court for approval, which post-Effective Date payments to the Professionals shall be paid by Reorganized Ranch *1 within fifteen (15) days of the submission of such bills from the Professional Reserve; PROVIDED, HOWEVER, that (1) to the extent the Professional Reserve is insufficient to pay all of the Professionals post-Effective Date payments, such deficiency shall be the obligation of and shall be timely paid by Reorganized Ranch *1, provided that such services relating to the fees and reimbursement of expenses in excess of the Professional Reserve were authorized in writing by Reorganized Ranch *1 or were incurred as a result of a default under the Plan; (2) all fees and expenses incurred by the Debtors' Professionals (to the extent authorized, in writing, by Reorganized Ranch*1) with respect to post-Effective Date services performed in connection with preference actions, fraudulent conveyance actions or other courses of action under Sections 544, 547, 548, 549 and 550 of the Bankruptcy Code shall be paid directly by Reorganized Ranch *1 within fifteen (15) days of the submission of bills for such services, and not from the Professional Reserve; and (3) the Committee's Professionals' fees for post-Effective Date services paid from the Professional Reserve shall not exceed the amount of $20,000.

17.10. EXCULPATION. Following the Effective Date, neither the Debtors, Reorganized Ranch *1, R1 Franchise, the Creditors' Committee, any of their respective shareholders, officers, members, directors, employees, affiliates or agents and their successors and assigns (all of the foregoing acting in such capacity) nor any Professionals employed by any of them, shall have or incur any liability or obligation to any Entity for any action taken or omitted to be taken in connection with or related to the formulation, preparation, solicitation, dissemination, implementation, confirmation or consummation of the Plan, the Disclosure Statement or any contract, release or other agreement or document created or entered into, or any other action taken or omitted to be taken, in connection with the Plan or the Chapter 11 Cases; provided, however, that the provisions of this sentence shall have no effect on the liability of any Entity that would otherwise result from an action or omission to the extent that such action or omission is determined in a Final Order to have constituted gross negligence or willful misconduct and for obligations provided under the Plan.

17.11. DISCHARGE INJUNCTION. The Confirmation Order shall provide that all Entities which have held, hold or may hold Claims that are discharged pursuant to the terms of the Plan shall be thereby permanently stayed, restrained and enjoined on and after the Effective Date from taking any of the following actions on account of such discharged Claims, other than actions brought to enforce any rights or obligations under the Plan: (i) commencing, conducting or continuing in any manner any action or proceeding of any kind (including any thereof in a judicial, arbitral, administrative or other forum) against Reorganized Ranch *1, any of their property, or any direct or indirect transferee of any property of, or direct or indirect successor in interest to, any of the Debtors or Reorganized Ranch *1, or any property of any such transferee or successor, (ii) enforcing, levying, attaching (including pre-judgment attachment), collecting or otherwise recovering, by any manner or means, any judgment, award, decree or order against any of Reorganized Ranch *1, any of their property, or any direct or indirect transferee of any property of, or direct or indirect successor in interest to, any of the Debtors or Reorganized Ranch *1, or any property of any such transferee or successor, (iii) creating, perfecting or otherwise enforcing in any manner, directly or indirectly, any Lien against any of Reorganized Ranch *1, any of their property, or any direct or indirect transferee of any property of, or successor in interest to, any of the Debtors or Reorganized Ranch *1,
          (iv) asserting any setoff, right of subrogation or recoupment of any kind, directly or indirectly, against any of Reorganized Ranch *1, or any direct or indirect transferee of any property of, or successor in interest to, any of the Debtors or Reorganized Ranch *1, or (v) acting or proceeding in any manner that does not conform to or comply with the provisions of the Plan and the Confirmation Order.

17.12. Should any provision in the Plan be determined to be unenforceable, such determination shall in no way limit or affect the enforceability and operative effect of any and all other provisions of the Plan.

17.13. Except as otherwise provided herein, the classification and the manner of satisfying all Claims under the Plan take into consideration the existence of guarantees by the Debtors of any obligation of any other Person or Persons, including another Debtors, and that the Debtors may be a joint obligor with another Person or Persons with respect to the same obligation. All Claims against the Debtors based upon any such guarantees shall be discharged in the manner provided in the Plan, and each creditor shall be entitled to only one (1) distribution with respect to any obligation of the Debtors. Any obligation of the Debtors and all guarantees thereof executed by the Debtors will be deemed to be one obligation under the Plan entitling that creditor to only one distribution.

Dated:     New York, New York
           November 19, 2001

                                        RANCH *1, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT

                                        RANCH *1 METRO, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 METRO TECH, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 PEARL, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 GROUP, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        MOORGRHO, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 EIGHTH AVENUE, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 OF AMERICA, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 FASHION, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT

                                        RANCH *1 NUMBER 0117, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 PALISADES, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        DOME ENTERPRISES, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 NUMBER 0118, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 NUMBER 202, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 NUMBER 1701, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 OF BROADWAY


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 ON 34TH STREET, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT

                                        RANCH *1 NUMBER 0207, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 NUMBER 0112, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 52ND, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 NUMBER 0137, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 NUMBER 0113, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 NUMBER 0135, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 NUMBER 0125, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        OME, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT

                                        RANCH *1 NUMBER 1904, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 DOWNTOWN, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 NUMBER 0150, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        RANCH *1 NUMBER 0128, INC.


                                        By: /s/ Raymond DioGuardi
                                            ------------------------------------
                                            RAYMOND DIOGUARDI, PRESIDENT


                                        OFFICIAL COMMITTEE OF
                                        UNSECURED CREDITORS
                                        OF THE ESTATES
                                        OF RANCH *1, INC., ET ALS.


                                        By: /s/ Joseph Daprile
                                            ------------------------------------
                                            JOSEPH DAPRILE, CHAIRMAN


                                        R1 FRANCHISE SYSTEMS, LLC


                                        By: /s/ David Guarino
                                            ------------------------------------
                                            DAVID GUARINO, VICE PRESIDENT